November 2018 Powering the Synthetic Biology Revolution Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others:  our estimates of the size of our market opportunity; our expectations regarding our ability to increase gene production, reduce turnaround times and drive cost reductions for our customers; and our ability to enter new markets.  You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business.

Emily LeProust, PhD President, CEO, Co-founder Director, Applications and Chemistry R&D—Genomics Bill Banyai, PhD COO, Co-founder VP Hardware Engineering Bill Peck, PhD CTO, Co-founder Director Fluidic Systems Jim Thorburn CFO Chief Sales Officer and Co-Head of International Aaron Sato CSO, Twist Pharma Chief Scientific Officer Ray Tabibiazar SVP Corporate Development Founder and Executive Chairman Patrick Finn, PhD VP Sales and Marketing VP Sales Patrick Weiss VP Operations President and CEO Paula Green VP Human Resources VP Human Resources Mark Daniels GC, Chief Ethics and Compliance Officer VP Law and Deputy Chief Corporate Compliance Officer Experienced Management Team

Fueling the Industrialization of Biology TWIST BIOSCIENCE KEY ADVANTAGES OF WRITING DNA ON SILICON MINIATURIZATION 103-6 less volume of required reagents THROUGHPUT 20M oligos/month LOW COST Driving adoption and new applications VERSATILE PLATFORM Broad applications Writing Synthetic DNA on Silicon Platform

Our Versatile DNA Synthesis Platform Has Broad Applications Twist’s versatile DNA synthesis platform has broad application across many enabling synthetic biology products, and we are just beginning… GENE SYNTHESIS Product Available DNA/ANTIBODY LIBRARIES Product Available CRISPR Product Available NGS BIODETECTION Launched DRUG DISCOVERY & DEVELOPMENT Developing DNA DATA STORAGE Developing DNA COMPUTING Potential

Our Strategy Lead the Buyer market Convert Makers into Buyers Augment our product offering to meet the growing needs of our existing and potential new customers Expand into adjacent addressable markets Leverage our platform and industry partnerships to create new market opportunities for our products SYNTHETIC BIOLOGY: GENE SYNTHESIS GENOMICS: TARGETED NGS OPEN NEW MARKETS Near-term strategic priorities Long-term initiatives Twist’s advantages in… Exome Performance Customization Full kit Custom Turnaround time Affordable pilot and scaling NGS QC on all probes 20% Annual Growth 10%* Annual Growth “Buy” $300M “Make” $950M *Source: Markets and Market Molecular Biology (2014) BCC Research (2017) DRUG DISCOVERY DATA STORAGE

Twist Bioscience Pipeline MARKET OPPORTUNITIES EXPLORATION PROOF OF CONCEPT BETA COMMERCIAL NEXT STEPS Synthetic Biology: Synthetic Genes, DNA Libraries and Oligo Pools1 Continue to drive growth Expand market adoption Genomics: Targeted NGS2 Drive adoption of our NGS products Launch NGS e-commerce platform Biological Drug Discovery and Development3 Validate GPCR library and Ab optimization solution Establish partnerships Digital Data Storage in DNA Continue to develop partnerships to explore digital data storage in DNA 1Products addressing this market include clonal, non-clonal genes (gene fragments), oligo pools and DNA libraries 2Products addressing this market include NGS exome capture and NGS custom capture 3Products addressing this market include custom DNA libraries, our proprietary GPCR-targeting antibody library and our antibody optimization solution

Twist's Platform Technology Addresses Multiple Large Market Opportunities

LARGE MARKET OPPORTUNITIES



$1.3B

SYNTHETIC BIOLOGY

- Competitive Turnaround Time
- Lower Cost
- High Throughput
- High Quality

$0.5B

GENOMICS: NGS ENRICHMENT

- Fast Customization
- Performance
- Full Kit
- High Quality

SHORT TERM GOAL
Grow Revenue

Source: BCC Report (2017), Markets and Markets (2014) DeciBio (2015)



LARGE MARKET

DRUG DISCOVERY/ DEVELOPMENT

- High Quality Diversity Hits / Leads
- Shorter Time and Cost from Target to IND

MID TERM GOAL
Develop novel therapeutics



$35B+

DATA STORAGE

- Permanence
- Density
- Ease of Copying
- Universal Format

LONG TERM GOAL
Enter technology market

Source: LDC Market Analysis, LTO Program Technology Provider Companies

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Self-fertilizing crops Oil-Free Fertilizers Drought Solutions New Disease Protection Antibodies / TCR Vaccines Immuno and Cancer Therapies Small Molecule Drug Manufacture Specialty Chemicals Advanced Property Materials Global population growing with decrease in per capita arable land Food security and increased nutrition Agriculture Better drug development tools to lessen time and lower costs More effective diagnostic tools for DNA extraction to lower costs (i.e. NGS) Healthcare Increased population growth impacting the sustainability of finite resources Industrial production to address the needs of civilization Industrial NEEDS Synthetic Biology is a Rapidly Growing $4B Opportunity Source: BCC Research NEW APPLICATIONS FOR SYNTHETIC DNA We need a new type of DNA supplier to meet demand

$1.3B / Year “Buy” Synthetic DNA $300M “Make” Synthesis Supplies (Enzymes, Primers, Cells, Plates) $950M Gene Synthesis Market: Buyers and Makers Source: BCC Report (2017), Markets and Markets Molecular Biology (2014) Large Scale, Commercial Users Value: Speed, Throughput and Quality “ Can’t get what I need ” Small Scale, Academic Users Price-Sensitive “ I Hate Cloning ”

96 WELL PLATE makes 1 gene Rewriting DNA with the Power of Silicon 121 devices per cluster TWIST SILICON PLATFORM can make 9,600 genes Developing Game-Changing Throughput and Cost through Quality and Speed at Scale

Key Advantages TWIST VALUE PROPOSITION HIGH QUALITY UNIQUE CUSTOMER EXPERIENCE LOWER COST UNPRECEDENTED THROUGHPUT / SCALE CONSISTENT RELABILITY COMPETITIVE TURNAROUND TIME COMPREHENSIVE PRODUCT OFFERING

Our Disruptive Technology is Enabling New Markets and Applications Cost per base pair vs NGS market size Synthesis cost per gene vs Synthetic Biology market Source: Equity research, company filings Note: NGS market data taken from U.S. DNA Sequencing Technology Markets - 2006 from Cowen and Next generation Sequencing market size, growth and trends (2011–2019) report from DeciBio Cost per Mb NGS market size ($bn) Source: BCC Research *Expected growth Global value of synthetic biology market 0.1 1 10 100 US Dollars Source: Rob Carlson, February 2014, www.synthesis.cc Price per base of synthetic DNA

A Market Leader in Gene Synthesis GENES SHIPPED >240,000 genes shipped in FY 20181 MONTHLY AVERAGE IN INCLUDING: Seven of the top 20 pharma companies by revenue Ginkgo Bioworks - Contract for up to 1.3B base pairs over four years Three of the largest agricultural biotechnology companies that use synthetic biology >100 academic research institutions worldwide Microsoft - For use of DNA as a digital data storage medium Over 700 customers served in FY 20181 2016 Jul-Sept 2017 Jul-Sept 2018 Jul-Sept 2,544 genes shipped 12,675 genes shipped 23,611 genes shipped 1 Includes preliminary estimated data for the three months ended September 30, 2018

TWIST BIOSCIENCE TO PROVIDE 1.3 Billion* Base Pairs of DNA to Ginkgo Bioworks to Support Expansion into New Industries Power of Scale Takes advantage of Twist’s gene production capacity: 10,000 genes per month and still increasing Rapidly expanding product portfolio Supply includes genes up to 5kb * Up to 1.3 Billion

A Unique Way to Order your DNA Online …

e-Commerce is Complete as of May 2018 Codon Optimization Shipping & Taxes Quoting Payment Order Tracking Notifications Shipping Invoicing Sequence Intake

Disease Diagnostics Targeted NGS is enabling reading of patient’s and/or pathogen’s DNA to inform precision or personalized medical treatment Reduced sequencing cost per sample Faster time to results Increased sensitivity / complete coverage of difficult regions

Targeted NGS value chain

Library Prep
- Enzyme, Buffer, Primers, Barcodes
- Kappa (acquired by Roche) has mind share

Capture
- Oligos (10s to 100,000s, pooled, high quantities)
  - **Catalog: All Exome (~20,000 known human genes)**
  - **Custom: panels of 1 to 1,000s of genes, customer specific**
- Buffer, beads, enzyme

$0.5B SAM

Sequencing
- DNA sequencing
- Illumina dominant
- Ion Torrent, PacBio, ONT niche players

Analysis
- Primary, secondary and tertiary analysis
- Standardized (GATK)

Clinical Report
- Optional
- Biology intensive

Applications
- Research
- Translational
- Molecular Dx
- Microbiology
- Applied Markets

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Targeted NGS – Strong Value Proposition PERFORMANCE / COST High Uniformity Low Sequencing Costs CUSTOMIZATION 2-3 Weeks Design to Production On Custom and Exome Panels FULL KIT All Consumables From One Provider

Strong Orders Growth

QUARTERLY ORDER VALUE ($M)


FY'18: $39.4M[1]
Y/Y growth +124%[1]
YoY growth %
QoQ growth %
Flash financials for F4Q'18 (09/30)
Non-ginkgo
Ginkgo
$2.7
$1.2
$1.6
56%
$4.2
$2.7
$1.5
7%
$4.5
$2.7
$1.8
38%
$6.2
$3.7
$2.5
174%
19%
$7.4
$4.9
$2.5
102%
15%
$8.5
$6.7
$1.8
138%
26%
$10.7
$8.2
$2.5
106%[1]
20%[1]
$12.8[1]
Oct-Dec 16
Jan-Mar 17
Apr-Jun 17
Jul-Sep 17
Oct-Dec 17
Jan-Mar18
Apr-Jun18
Jul-Sep 18

[1] Preliminary estimated data for the three months ended September 30, 2018. Our consolidated financial statements for the three months ended Sep 30, 2018 are not yet available. Accordingly, the information presented for this period reflects our preliminary estimates subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the quarterly review of our consolidated financial statements. As a result, these preliminary estimates may differ from the actual results that will be reflected in our consolidated financial statements for the quarter when they are completed and publicly disclosed. These preliminary estimates may change and those changes may be material

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Customer Growth 1 CUSTOMER COUNT 97 286 7171 YoY growth % 195% 151%1 1 Customer count includes preliminary estimated data for the three months ended September 30, 2018

Quarterly Revenue Ramp QUARTERLY REVENUE RAMP ($M) 41% 33% 9% 23% 44% 5% 23% 153% 158% 103% 129% 1 1 QoQ growth % Flash financials for 4Q’18 (09/30) YoY growth % 1 Estimates based on the low-point of the estimated range based on preliminary estimated data for the three months ended September 30, 2018. Our consolidated financial statements for the three months ended Sep 30, 2018 are not yet available. Accordingly, the information presented for this period reflects our preliminary estimates subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the quarterly review of our consolidated financial statements. As a result, these preliminary estimates may differ from the actual results that will be reflected in our consolidated financial statements for the quarter when they are completed and publicly disclosed. These preliminary estimates may change and those changes may be material 1 1

Twist's Platform Extends to Other Growth Verticals

LARGE MARKET OPPORTUNITIES



$1.3B

SYNTHETIC BIOLOGY

- Competitive Turnaround Time
- Lower Cost
- High Throughput
- High Quality

$0.5B

GENOMICS: NGS ENRICHMENT

- Fast Customization
- Performance
- Full Kit
- High Quality

SHORT TERM GOAL
Grow Revenue

Source: BCC Report (2017), Markets and Markets (2014) DeciBio (2015)



LARGE MARKET

DRUG DISCOVERY/ DEVELOPMENT

- High Quality Diversity Hits / Leads
- Shorter Time and Cost from Target to IND

MID TERM GOAL
Develop novel therapeutics



$35B+

DATA STORAGE

- Permanence
- Density
- Ease of Copying
- Universal Format

LONG TERM GOAL
Enter technology market

Source: LDC Market Analysis, LTO Program Technology Provider Companies

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Novel Protein Libraries for Drug Discovery To Enable Efficiency in Drug Discovery From Needle in a Haystack Random diversity Biased representation >99% inefficiency Lengthy optimization cycle Expensive process Gene Synthesis Single Site Multi-Site Stretch Multi-Domain Precise Introduction of Variants, Diversity that Enables Screening Efficiency To Stack of Needles Explicit Even representation Human repertoire based Fast Affordable

“Human Repertoire Inspired” CUSTOM SOFTWARE High Diversity, High Quality Molecules Affinity (pM) Half-life Expression Immunogenicity Solubility Druggability ANTIBODY OPTIMIZATION Novel Class of GPCR, Ion Channel and Transporter Antibody Libraries Leveraging Technology to Develop Therapeutics for Hard-to-Drug Targets NOVEL DRUG DISCOVERY Expanding Drug Discovery Capabilities Enables Tackling Bio-Betters and Hard-to-Drug Targets Bio-Betters

Twist's Platform Extends to Other Growth Verticals

T

LARGE MARKET OPPORTUNITIES



$1.3B

SYNTHETIC BIOLOGY

- Competitive Turnaround Time
- Lower Cost
- High Throughput
- High Quality

$0.5B

GENOMICS: NGS ENRICHMENT

- Fast Customization
- Performance
- Full Kit
- High Quality

SHORT TERM GOAL
Grow Revenue

Source: BCC Report (2017), Markets and Markets (2014) DeciBio (2015)



LARGE MARKET

DRUG DISCOVERY/ DEVELOPMENT

- High Quality Diversity Hits / Leads
- Shorter Time and Cost from Target to IND

MID TERM GOAL
Develop novel therapeutics



$35B+

DATA STORAGE

- Permanence
- Density
- Ease of Copying
- Universal Format

LONG TERM GOAL
Enter technology market

Source: LDC Market Analysis, LTO Program Technology Provider Companies

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MAN-MADE, NOT PERMANENT STABLE FOR 1000s of YEARS DNA: Nature’s Choice for Data Storage 560,000 - 780,000 Years ago 40,000 Years ago 20,000 Years ago

Data Storage in DNA Permanence l Density l Random Access l Universal format Synthesis 2 Storage 3 Retrieval 4 Sequencing 5 Coding 1 Decoding 6

DNA Data Storage Trends and Projections



LOGARITHMIC SCALE PRICE PER BASE OF DNA
$100
$1
$0.01
$0.0001
$0.000001
$0.00000001
$0.0000000001
$0.000000000001
Raw Oligo Pool cost** *** (3)
Sequencing Price** (1)
Hard Drive Price (converted*)** (2)
Tape Price (converted*)** (2)
Technologies optimized for memory
cost floor ~10^{-16}
2000
2010
~2020
~2030

We believe new DNA technologies and cost efficiencies could surpass mature IT hardware solutions in 3–5 years

* DNA bases per byte for hard drive and tape shown at typical published encoding ranges from about 5:1 to 6.25:1

** All dotted lines represent extrapolations and assumes continued trajectory of historical trends, and that there will be continued decrease in price as technology improves.

*** Raw oligo pool cost extrapolation based on DARPA and another anticipated government-sponsored grant project objectives, both at specified time points

(1) www.genome. Gov (2) Bob Fontana, IBM Systems, Storage Media Overview, May 4,2016 (3) Bioeconomy Capital, Rob Carlson, January 20, 2018, www.synthesis.cc

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Alpha Access Strong Momentum and Milestones Achieved Technology Demonstration April 2015 Ecommerce Enabler Acquisition (April 2016) Beta Access Commercial launch (April 2016) Data Storage Demonstration (May 2016) Antibody Design Capability and Drug Discovery (October 2016) Partnership 2013 2015 2016 2018 Founded 2013 $279M Raised as of June 2018, 232 Employees Long Term Contract (November 2015) Expanded to 300mm bp (June 2016) Up to 1.3 billion bp (March 2018) NGS Launch (AGBT February 2018)

Quarterly Revenue Ramp

QUARTERLY REVENUE RAMP ($M)



YoY growth %
QoQ growth %
Flash financials for F4Q'18 (09/30)
$1.7
41%
$2.4
33%
$3.2
9%
$3.5
153%
23%
$4.3
158%
44%
$6.2
103%
5%
$6.5
129%[1,2]
23%[1,2]
$8.0[1,2]

Quarter ended	Dec'16	Mar'17	Jun'17	Sep'17	Dec'17	Mar'18	Jun'18	Sep'18
Order value ($M)	$2.7	$4.2	$4.4	$6.2	$7.4	$8.5	$10.7	$12.8[2]
# of customers	69	104	168	192	260	314	379	498[2]
Gross profit ($M)	($3.3)	($3.6)	($3.0)	($3.4)	($3.2)	($1.9)	($1.0)	($1.0)[1,2]
Loss from operations ($M)	($13.4)	($14.3)	($14.2)	($16.6)	($16.8)	($16.6)	($17.5)	($20.9)[1,2]

Cash, cash equivalents and short-term investments of $80.8M as of September 30, 2018[2]
Long-term debt of $9.7M as of September 30, 2018[2]

F4Q'18 Flash Financial Results[2]

Revenue
$8.0M - $8.3M

Orders
$12.8M

Customers
498 total customers

Gross Profit
($1.0M) – ($0.9M)

Loss from Operations
($20.9M) – ($19.5M)

[1] Estimates based on the low-point of the estimated range based on preliminary estimated data for the three months ended September 30, 2018; [2]Our consolidated financial statements for the three months ended Sep 30, 2018 are not yet available. Accordingly, the information presented for this period reflects our preliminary estimates subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the quarterly review of our consolidated financial statements. As a result, these preliminary estimates may differ from the actual results that will be reflected in our consolidated financial statements for the quarter when they are completed and publicly disclosed. These preliminary estimates may change and those changes may be material

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Strong Financial Profile FULL-YEAR REVENUE ($M) 9-MONTHS REVENUE AS OF JUNE 30 ($M) +230% Revenue CAGR (2016-18) +133% Revenue growth % 1 Flash financials for F4Q’18 (09/30) Order value ($M) $1.2 $17.6 $39.41,2 % growth YoY -- NM 124% # of customers 97 286 7172 Gross profit ($M) ($7.2) ($13.3) ($7.0)1,2 Loss from operations ($M) ($43.7) ($58.5) ($71.7)1,2 Net cash used in operating activities ($M) ($38.6) ($51.3) --3 Order value ($M) $11.4 $26.6 % growth YoY -- 134% # of customers 208 539 Gross profit ($M) ($9.9) ($6.1) Loss from operations ($M) ($41.9) ($50.9) Net cash used in operating activities ($M) ($39.8) ($49.5) Low-point of September quarter flash revenue range Note: all values over 200% denoted as NM; 1 Estimates based on the low-point of the flash range; 2Our consolidated financial statements for the three months ended Sep 30, 2018 are not yet available. Accordingly, the information presented for this period reflects our preliminary estimates subject to the completion of our financial closing procedures and any adjustments that may result from the completion of the quarterly review of our consolidated financial statements. As a result, these preliminary estimates may differ from the actual results that will be reflected in our consolidated financial statements for the quarter when they are completed and publicly disclosed. These preliminary estimates may change and those changes may be material; 3 Not provided as financial statements for the period are not yet available 1,2

Continued successful launch of eCommerce Drive adoption of NGS products Expand gene product offering to include longer genes Generate scale efficiencies and expand in China Launch antibody discovery / development business Establish partnerships for drug discovery & development Data storage partnerships and revenue Significant opportunities to drive further growth Proprietary drug development NEAR-TERM DRIVERS LONG-TERM DRIVERS

Why Twist? Large Growing Markets Synthesis DNA, NGS TE, Drug Discovery and Data Storage Broad Application Multiple Product Categories and End Markets Unique Platform & Value Proposition Focus on Speed, Affordability, and High Quality Breakthrough Technology 1st DNA Writing on Silicon Platform Attractive Dynamics No FDA Approvals or Reimbursements High Revenue Growth 2016-2017 revenue growth of 375% Experienced Team with Strong Backing

Financial summary

- **Completed initial public offering in October 2018**
- **Strong insider support as well as participation from new leading institutional life science investors**
- **Analyst research coverage: J.P. Morgan (Tycho Peterson), Cowen (Doug Schenkel), Catherine Schulte (Baird)**

Consolidated statements of operations and comprehensive loss ($000s)

	Fiscal year ended		Nine months ended	
	30-Sep-16	30-Sep-17	30-Jun-17	30-Jun-18
Revenues:				
Synthetic genes	$1,087	$8,122	$5,379	$11,903
Oligo pools	$862	$2,056	$1,512	$2,146
DNA libraries	$320	$517	$410	$1,208
NGS tools	—	$72	–	$1,763
Total revenues	**$2,269**	**$10,767**	**$7,301**	**$17,020**
Operating expenses:				
Cost of revenues	$9,421	$24,020	$17,191	$23,096
Research and development	$18,230	$19,169	$14,318	$14,282
Selling, general and administrative	$18,274	$26,060	$17,651	$30,497
Total operating expenses	**$45,925**	**$69,249**	**$49,160**	**$67,875**
Loss from operations	($43,656)	($58,482)	($41,859)	($50,855)
Total interest income and expenses	($505)	($493)	($432)	($337)
Other income (expense)	$73	($55)	$151	($76)
Loss before income taxes	**($44,088)**	**($59,030)**	**($42,140)**	**($51,268)**
Provision for income taxes	—	($280)	($161)	($166)
Net loss	**($44,088)**	**($59,310)**	**($42,301)**	**($51,434)**

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